EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Jose Acevedo, President and Treasurer of Merci, Inc. hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of Merci, Inc. for the period ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Merci, Inc.

Dated: August 17, 2005

/s/ Jose Acevedo
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Jose Acevedo
President and Treasurer
(Principal Executive Officer, Principal Financial Officer,
and Principal Accounting Officer)